UBS Investment Bank
Fixed Bid Stratification

Available; No Pifs; '; '; CF30 DEC; CF; '; '; '; '; '; High

Pool Summary	COUNT	UPB	%
Conforming	1,055	$165,985,321.00	100.00%
Total:	1,055	$165,985,321.00	100.00%
Adjusted Balance: $165,985,321.15
Data as of Date: 2004-12-01
GROSS WAC: 7.1585%
NET WAC: 6.907%
% IO's: 11.57%
% SF/PUD: 78.25%
% FULL/ALT/DULP: 59.72%
% CASHOUT: 25.85%
% PURCHASE: 68.03%
% INVESTOR: 2.70%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 82.67%
% FICO > 679: 36.55%
% NO FICO: 0.04%
WA FICO: 662
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 21.91%
CALIFORNIA %: 8.24%
Latest Maturity Date: 20341201
Loans with Prepay Penalties: 21.91%

Product Type	COUNT	UPB	%
30 YR FXD	1,055	$165,985,321.00	100.00%
Total:	1,055	$165,985,321.00	100.00%

Original Balance	COUNT	UPB	%
$10,000.01 - $20,000.00	1	$20,000.00	0.01%
$20,000.01 - $30,000.00	8	209,155.00	0.13
$30,000.01 - $40,000.00	8	297,446.00	0.18
$40,000.01 - $50,000.00	10	450,600.00	0.27
$50,000.01 - $60,000.00	33	1,817,700.00	1.09
$60,000.01 - $70,000.00	38	2,486,110.00	1.50
$70,000.01 - $80,000.00	46	3,483,100.00	2.09
$80,000.01 - $90,000.00	47	4,025,670.00	2.42
$90,000.01 - $100,000.00	73	6,948,880.00	4.18
$100,000.01 - $110,000.00	56	5,887,048.00	3.54
$110,000.01 - $120,000.00	83	9,607,456.00	5.78
$120,000.01 - $130,000.00	75	9,457,765.00	5.69
$130,000.01 - $140,000.00	66	8,907,968.00	5.36
$140,000.01 - $150,000.00	67	9,769,747.00	5.88
$150,000.01 - $160,000.00	58	8,982,578.00	5.40
$160,000.01 - $170,000.00	37	6,106,160.00	3.67
$170,000.01 - $180,000.00	46	8,116,353.00	4.88
$180,000.01 - $190,000.00	31	5,743,913.00	3.45
$190,000.01 - $200,000.00	31	6,084,640.00	3.66
$200,000.01 - $210,000.00	24	4,926,198.00	2.96
$210,000.01 - $220,000.00	23	4,973,244.00	2.99
$220,000.01 - $230,000.00	22	4,942,725.00	2.97
$230,000.01 - $240,000.00	14	3,290,600.00	1.98
$240,000.01 - $250,000.00	10	2,463,175.00	1.48
$250,000.01 - $260,000.00	13	3,317,950.00	2.00
$260,000.01 - $270,000.00	11	2,917,520.00	1.75
$270,000.01 - $280,000.00	20	5,520,900.00	3.32
$280,000.01 - $290,000.00	10	2,850,750.00	1.71
$290,000.01 - $300,000.00	13	3,865,850.00	2.32
$300,000.01 - $310,000.00	13	3,974,525.00	2.39
$310,000.01 - $320,000.00	5	1,584,100.00	0.95
$320,000.01 - $330,000.00	12	3,916,164.00	2.36
$330,000.01 - $340,000.00	18	6,037,367.00	3.63
$340,000.01 - $350,000.00	5	1,732,450.00	1.04
$350,000.01 - $360,000.00	7	2,493,000.00	1.50
$360,000.01 - $370,000.00	1	365,750.00	0.22
$370,000.01 - $380,000.00	2	760,000.00	0.46
$380,000.01 - $390,000.00	3	1,161,000.00	0.70
$390,000.01 - $400,000.00	2	782,450.00	0.47
$400,000.01 - $410,000.00	1	407,750.00	0.25
$410,000.01 - $420,000.00	1	416,000.00	0.25
$430,000.01 - $440,000.00	3	1,308,500.00	0.79
$440,000.01 - $450,000.00	2	895,500.00	0.54
$450,000.01 - $460,000.00	2	912,000.00	0.55
$470,000.01 - $480,000.00	1	479,200.00	0.29
$500,000.01 - $510,000.00	1	504,000.00	0.30
$530,000.01 - $540,000.00	1	532,000.00	0.32
$550,000.01 - $560,000.00	1	558,000.00	0.34
Total:	1,055	$166,290,957.00	100.00%
Minimum: $20,000.00
Maximum: $558,000.00
Average: $157,621.76

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Dec 6, 2004 23:49

UBS Investment Bank
Fixed Bid Stratification

Available; No Pifs; '; '; CF30 DEC; CF; '; '; '; '; '; High

Unpaid Balance	COUNT	UPB	%
$10,000.01 - $20,000.00	1	$19,968.00	0.01%
$20,000.01 - $30,000.00	8	208,819.00	0.13
$30,000.01 - $40,000.00	8	296,984.00	0.18
$40,000.01 - $50,000.00	11	500,006.00	0.30
$50,000.01 - $60,000.00	32	1,764,844.00	1.06
$60,000.01 - $70,000.00	39	2,550,602.00	1.54
$70,000.01 - $80,000.00	47	3,554,297.00	2.14
$80,000.01 - $90,000.00	46	3,938,620.00	2.37
$90,000.01 - $100,000.00	73	6,938,026.00	4.18
$100,000.01 - $110,000.00	56	5,877,281.00	3.54
$110,000.01 - $120,000.00	83	9,594,060.00	5.78
$120,000.01 - $130,000.00	75	9,443,990.00	5.69
$130,000.01 - $140,000.00	65	8,756,259.00	5.28
$140,000.01 - $150,000.00	67	9,756,613.00	5.88
$150,000.01 - $160,000.00	61	9,450,058.00	5.69
$160,000.01 - $170,000.00	34	5,615,017.00	3.38
$170,000.01 - $180,000.00	47	8,284,563.00	4.99
$180,000.01 - $190,000.00	30	5,557,039.00	3.35
$190,000.01 - $200,000.00	31	6,075,518.00	3.66
$200,000.01 - $210,000.00	24	4,921,516.00	2.97
$210,000.01 - $220,000.00	23	4,966,392.00	2.99
$220,000.01 - $230,000.00	22	4,934,831.00	2.97
$230,000.01 - $240,000.00	14	3,286,462.00	1.98
$240,000.01 - $250,000.00	10	2,460,303.00	1.48
$250,000.01 - $260,000.00	13	3,314,752.00	2.00
$260,000.01 - $270,000.00	11	2,913,309.00	1.76
$270,000.01 - $280,000.00	20	5,513,879.00	3.32
$280,000.01 - $290,000.00	10	2,847,337.00	1.72
$290,000.01 - $300,000.00	14	4,160,521.00	2.51
$300,000.01 - $310,000.00	12	3,668,433.00	2.21
$310,000.01 - $320,000.00	5	1,581,813.00	0.95
$320,000.01 - $330,000.00	12	3,911,091.00	2.36
$330,000.01 - $340,000.00	18	6,031,307.00	3.63
$340,000.01 - $350,000.00	5	1,729,450.00	1.04
$350,000.01 - $360,000.00	7	2,491,804.00	1.50
$360,000.01 - $370,000.00	1	365,498.00	0.22
$370,000.01 - $380,000.00	2	759,704.00	0.46
$380,000.01 - $390,000.00	3	1,159,630.00	0.70
$390,000.01 - $400,000.00	2	782,121.00	0.47
$400,000.01 - $410,000.00	1	406,790.00	0.25
$410,000.01 - $420,000.00	1	415,667.00	0.25
$430,000.01 - $440,000.00	3	1,305,260.00	0.79
$440,000.01 - $450,000.00	2	895,152.00	0.54
$450,000.01 - $460,000.00	2	911,670.00	0.55
$470,000.01 - $480,000.00	1	479,200.00	0.29
$500,000.01 - $510,000.00	1	500,153.00	0.30
$530,000.01 - $540,000.00	1	531,125.00	0.32
$550,000.01 - $560,000.00	1	557,586.00	0.34
Total:	1,055	$165,985,321.00	100.00%
Minimum: $19,967.92
Maximum: $557,585.88
Average: $157,332.06

Gross Rate	COUNT	UPB	%
6.501% - 6.750%	206	$32,291,165.00	19.45%
6.751% - 7.000%	349	54,529,934.00	32.85
7.001% - 7.250%	193	31,301,390.00	18.86
7.251% - 7.500%	140	21,496,149.00	12.95
7.501% - 7.750%	80	12,802,737.00	7.71
7.751% - 8.000%	45	8,092,178.00	4.88
8.001% - 8.250%	19	2,495,209.00	1.50
8.251% - 8.500%	14	1,339,541.00	0.81
8.501% - 8.750%	7	1,523,005.00	0.92
8.751% - 9.000%	1	43,102.00	0.03
10.001% - 10.250%	1	70,912.00	0.04
Total:	1,055	$165,985,321.00	100.00%
Minimum: 6.750%
Maximum: 10.125%
Weighted Average: 7.158%

Net Rate	COUNT	UPB	%
6.251% - 6.500%	206	$32,291,165.00	19.45%
6.501% - 6.750%	349	54,529,934.00	32.85
6.751% - 7.000%	193	31,301,390.00	18.86
7.001% - 7.250%	140	21,496,149.00	12.95
7.251% - 7.500%	80	12,802,737.00	7.71
7.501% - 7.750%	45	8,092,178.00	4.88
7.751% - 8.000%	19	2,495,209.00	1.50
8.001% - 8.250%	14	1,339,541.00	0.81
8.251% - 8.500%	7	1,523,005.00	0.92
8.501% - 8.750%	1	43,102.00	0.03
9.751% - 10.000%	1	70,912.00	0.04
Total:	1,055	$165,985,321.00	100.00%
Minimum: 6.500%
Maximum: 9.875%
Weighted Average: 6.907%

Original Term to Maturity	COUNT	UPB	%
360 - 360	1,055	$165,985,321.00	100.00%
Total:	1,055	$165,985,321.00	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
241 - 300	1	$70,912.00	0.04%
301 - 359	1,052	165,351,059.00	99.62
360 - 360	2	563,350.00	0.34
Total:	1,055	$165,985,321.00	100.00%
Minimum: 300
Maximum: 360
Weighted Average: 357

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Dec 6, 2004 23:49

UBS Investment Bank
Fixed Bid Stratification

Available; No Pifs; '; '; CF30 DEC; CF; '; '; '; '; '; High

Seasoning	COUNT	UPB	%
<= 0	2	$563,350.00	0.34%
1 - 1	99	19,461,580.00	11.72
2 - 2	317	50,901,704.00	30.67
3 - 3	376	58,341,455.00	35.15
4 - 4	202	27,314,114.00	16.46
5 - 5	35	5,529,987.00	3.33
6 - 6	7	960,378.00	0.58
7 - 12	15	2,651,117.00	1.60
13 - 24	1	190,725.00	0.11
49 - 60	1	70,912.00	0.04
Total:	1,055	$165,985,321.00	100.00%
Minimum: 0
Maximum: 60
Weighted Average: 3

FICO Scores	COUNT	UPB	%
0 - 0	1	$69,486.00	0.04%
500 - 509	2	199,497.00	0.12
510 - 519	8	1,553,951.00	0.94
520 - 529	11	1,740,096.00	1.05
530 - 539	5	782,339.00	0.47
540 - 549	12	1,992,292.00	1.20
550 - 559	13	1,748,774.00	1.05
560 - 569	15	3,242,207.00	1.95
570 - 579	23	4,458,958.00	2.69
580 - 589	23	2,974,400.00	1.79
590 - 599	26	3,758,718.00	2.26
600 - 609	39	6,167,725.00	3.72
610 - 619	29	4,555,521.00	2.74
620 - 629	57	8,351,284.00	5.03
630 - 639	60	8,800,100.00	5.30
640 - 649	96	14,471,369.00	8.72
650 - 659	99	14,926,680.00	8.99
660 - 669	79	11,848,796.00	7.14
670 - 679	77	13,675,287.00	8.24
680 - 689	63	9,850,688.00	5.93
690 - 699	61	9,928,001.00	5.98
700 - 709	57	8,604,455.00	5.18
710 - 719	44	7,551,307.00	4.55
720 - 729	37	5,867,174.00	3.53
730 - 739	22	3,009,914.00	1.81
740 - 749	19	3,890,544.00	2.34
750 - 759	22	3,145,531.00	1.90
760 - 769	13	2,684,045.00	1.62
770 - 779	18	2,253,777.00	1.36
780 - 789	14	2,290,581.00	1.38
790 - 799	6	910,672.00	0.55
800 - 809	4	681,153.00	0.41
Total:	1,055	$165,985,321.00	100.00%
Minimum: 0
Maximum: 804
Weighted Average: 662

Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	1	$54,954.00	0.03%
20.001% - 25.000%	1	99,926.00	0.06
25.001% - 30.000%	1	39,939.00	0.02
30.001% - 35.000%	2	305,130.00	0.18
35.001% - 40.000%	3	291,764.00	0.18
40.001% - 45.000%	6	948,288.00	0.57
45.001% - 50.000%	10	1,958,113.00	1.18
50.001% - 55.000%	10	1,427,550.00	0.86
55.001% - 60.000%	19	3,050,500.00	1.84
60.001% - 65.000%	17	3,127,705.00	1.88
65.001% - 70.000%	41	7,634,789.00	4.60
70.001% - 75.000%	62	10,244,955.00	6.17
75.001% - 80.000%	458	75,385,480.00	45.42
80.001% - 85.000%	18	3,139,389.00	1.89
85.001% - 90.000%	79	13,899,675.00	8.37
90.001% - 95.000%	115	20,107,514.00	12.11
95.001% - 100.000%	212	24,269,651.00	14.62
Total:	1,055	$165,985,321.00	100.00%
Minimum: 16.77%
Maximum: 100.00%
Weighted Average: 82.67%

Combined Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	1	$54,954.00	0.03%
20.001% - 25.000%	1	99,926.00	0.06
25.001% - 30.000%	1	39,939.00	0.02
30.001% - 35.000%	2	305,130.00	0.18
35.001% - 40.000%	3	291,764.00	0.18
40.001% - 45.000%	6	948,288.00	0.57
45.001% - 50.000%	9	1,627,952.00	0.98
50.001% - 55.000%	9	1,311,146.00	0.79
55.001% - 60.000%	18	2,968,161.00	1.79
60.001% - 65.000%	15	2,703,005.00	1.63
65.001% - 70.000%	30	6,310,714.00	3.80
70.001% - 75.000%	48	8,622,626.00	5.19
75.001% - 80.000%	158	29,274,404.00	17.64
80.001% - 85.000%	20	3,413,284.00	2.06
85.001% - 90.000%	122	22,332,832.00	13.45
90.001% - 95.000%	171	28,792,973.00	17.35
95.001% - 100.000%	441	56,888,224.00	34.27
Total:	1,055	$165,985,321.00	100.00%
Minimum: 16.77%
Maximum: 100.00%
Weighted Average: 88.20%

DTI	COUNT	UPB	%
<= 0.000%	307	$47,616,024.00	28.69%
6.001% - 11.000%	6	848,917.00	0.51
11.001% - 16.000%	15	1,766,593.00	1.06
16.001% - 21.000%	39	5,393,047.00	3.25
21.001% - 26.000%	48	8,404,675.00	5.06
26.001% - 31.000%	76	11,230,448.00	6.77
31.001% - 36.000%	117	18,439,928.00	11.11
36.001% - 41.000%	143	22,883,781.00	13.79
41.001% - 46.000%	136	22,547,218.00	13.58
46.001% - 51.000%	84	14,018,548.00	8.45
51.001% - 56.000%	34	5,656,396.00	3.41
56.001% - 61.000%	24	3,155,834.00	1.90
61.001% - 66.000%	22	3,171,920.00	1.91
66.001% - 71.000%	3	602,824.00	0.36
91.001% - 96.000%	1	249,168.00	0.15
Total:	1,055	$165,985,321.00	100.00%
Minimum: 0.000%
Maximum: 91.580%
Weighted Average: 38.508%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Dec 6, 2004 23:49

UBS Investment Bank
Fixed Bid Stratification

Available; No Pifs; '; '; CF30 DEC; CF; '; '; '; '; '; High

Geographic Concentration	COUNT	UPB	%
Florida	139	$20,945,519.00	12.62%
New York	73	17,670,585.00	10.65
New Jersey	68	15,373,796.00	9.26
California	60	13,674,516.00	8.24
Texas	86	9,685,987.00	5.84
Georgia	68	9,500,581.00	5.72
Illinois	56	8,944,057.00	5.39
Pennsylvania	52	6,812,263.00	4.10
Massachusetts	21	4,837,475.00	2.91
Maryland	27	4,822,285.00	2.91
North Carolina	38	4,508,995.00	2.72
Ohio	39	4,475,655.00	2.70
Virginia	26	3,982,233.00	2.40
Tennessee	29	3,562,286.00	2.15
Arizona	24	3,539,243.00	2.13
Alabama	25	2,915,807.00	1.76
Colorado	12	2,356,709.00	1.42
Missouri	20	2,343,520.00	1.41
Indiana	20	2,320,491.00	1.40
Connecticut	12	2,060,463.00	1.24
Louisiana	16	1,994,200.00	1.20
South Carolina	13	1,577,248.00	0.95
Washington	11	1,443,989.00	0.87
New Hampshire	7	1,415,189.00	0.85
Mississippi	11	1,308,045.00	0.79
Nevada	6	1,210,478.00	0.73
Arkansas	9	1,011,064.00	0.61
Michigan	11	984,920.00	0.59
Minnesota	8	970,174.00	0.58
Oregon	4	850,690.00	0.51
Rhode Island	5	829,867.00	0.50
Oklahoma	5	803,609.00	0.48
Wisconsin	5	707,779.00	0.43
Maine	5	688,214.00	0.41
Hawaii	2	654,020.00	0.39
New Mexico	5	615,187.00	0.37
Idaho	4	576,985.00	0.35
Vermont	4	569,735.00	0.34
Kentucky	4	538,627.00	0.32
Delaware	2	473,924.00	0.29
West Virginia	6	472,906.00	0.28
District Of Columbia	2	412,500.00	0.25
Montana	2	330,793.00	0.20
Wyoming	2	320,249.00	0.19
Iowa	4	267,511.00	0.16
Nebraska	3	231,041.00	0.14
Kansas	2	165,864.00	0.10
South Dakota	1	117,297.00	0.07
Utah	1	110,751.00	0.07
Total:	1,055	$165,985,321.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	995	$152,310,805.00	91.76%
South CA	45	10,471,083.00	6.31
North CA	15	3,203,433.00	1.93
Total:	1,055	$165,985,321.00	100.00%

Zip Code Concentration	COUNT	UPB	%
07087	3	$1,110,434.00	0.67%
10805	2	862,790.00	0.52
11236	3	852,171.00	0.51
07105	2	801,987.00	0.48
33019	2	652,566.00	0.39
Other	1,043	161,705,372.00	97.42
Total:	1,055	$165,985,321.00	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	747	$112,914,671.00	68.03%
Cash Out Refi	251	42,915,008.00	25.85
Rate & Term Refi	57	10,155,642.00	6.12
Total:	1,055	$165,985,321.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	804	$123,070,313.00	74.15%
Yes	251	42,915,008.00	25.85
Total:	1,055	$165,985,321.00	100.00%

INTCALCTYPE	COUNT	UPB	%
Interest In Arrears	929	$146,780,640.00	88.43%
Interest Only	126	19,204,682.00	11.57
Total:	1,055	$165,985,321.00	100.00%

IO Term	COUNT	UPB	%
0	929	$146,780,640.00	88.43%
60	1	293,000.00	0.18
120	125	18,911,682.00	11.39
Total:	1,055	$165,985,321.00	100.00%

Document Type	COUNT	UPB	%
Full	632	$99,118,663.00	59.72%
No Doc	244	36,111,480.00	21.76
Stated Income/Stated Assets	105	17,753,009.00	10.70
Stated Income/Verified Assets	74	13,002,168.00	7.83
Total:	1,055	$165,985,321.00	100.00%

Property Type	COUNT	UPB	%
Single Family	766	$111,435,999.00	67.14%
Pud	88	13,093,880.00	7.89
Two Family	34	9,232,891.00	5.56
Low Rise Condo (2-4 floors)	40	6,777,640.00	4.08
Three Family	20	6,508,319.00	3.92
Condomimium	28	3,866,165.00	2.33
Pud Detached	17	2,900,562.00	1.75
Townhouse	14	2,704,242.00	1.63
Four Family	7	2,626,230.00	1.58
High Rise Condo (gt 8 floors)	13	2,590,808.00	1.56
Pud Attached	8	1,441,365.00	0.87
Single Family Attached	11	1,008,275.00	0.61
Coop	4	750,276.00	0.45
Two-Four Family Units Unknown	2	541,611.00	0.33
Mid Rise Condo (4-8 floors)	3	507,060.00	0.31
Total:	1,055	$165,985,321.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	1,004	$156,038,659.00	94.01%
Second Home	34	5,464,782.00	3.29
Investor Occupied	17	4,481,880.00	2.70
Total:	1,055	$165,985,321.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Dec 6, 2004 23:49

UBS Investment Bank
Fixed Bid Stratification

Available; No Pifs; '; '; CF30 DEC; CF; '; '; '; '; '; High

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	790	$129,719,530.00	78.15%
12.000	6	1,564,578.00	0.94
24.000	6	823,737.00	0.50
36.000	221	29,483,793.00	17.76
60.000	32	4,393,683.00	2.65
Total:	1,055	$165,985,321.00	100.00%
wa Term: 8.215

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	1,055	$165,985,321.00	100.00%
Total:	1,055	$165,985,321.00	100.00%

Lien Position	COUNT	UPB	%
1	1,055	$165,985,321.00	100.00%
Total:	1,055	$165,985,321.00	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	1	$92,850.00	0.06%
CommonWealth (CMAC)	2	183,772.00	0.11
GEMICO	78	13,034,153.00	7.85
MGIC	61	8,888,264.00	5.35
PMI Mortgage Insurance	52	8,764,780.00	5.28
Radian Guaranty	41	7,309,569.00	4.40
Republic Mortgage Insurance	21	3,773,533.00	2.27
Triad Guaranty Insurance Co.	2	281,187.00	0.17
United Guaranty	166	19,088,121.00	11.50
LTV <=80	631	104,569,092.00	63.00
Total:	1,055	$165,985,321.00	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Dec 6, 2004 23:49